UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 2, 2011

Date of Report (Date of earliest event reported)

Medicis Pharmaceutical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14471	52-1574808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7720 North Dobson Road

Scottsdale, Arizona 85256

(Address of principal executive offices) (Zip Code)

(602) 808-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 2, 2011, Medicis Pharmaceutical Corporation (the “Company”) filed a Current Report on Form 8-K reporting that the Company completed an asset acquisition pursuant to that certain Asset Purchase Agreement, dated as of November 18, 2011, by and among the Company, Graceway Pharmaceuticals, LLC (“Graceway”) and certain of its subsidiaries.

This Current Report on Form 8-K/A amends the original Form 8-K to provide the financial statements of Graceway Pharma Holding Corp. (the parent of Graceway) and Subsidiaries as required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Graceway Pharma Holding Corp. and Subsidiaries as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The consent of the independent auditors of Graceway Pharma Holding Corp. and Subsidiaries is attached hereto as Exhibit 23.1.

The unaudited condensed consolidated financial statements of Graceway Pharma Holding Corp. and Subsidiaries as of September 30, 2011 and December 31, 2010 and for the interim periods ended September 30, 2011 and 2010 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and Graceway Pharma Holding Corp. and Subsidiaries for the year ended December 31, 2010 and as of and for the nine months ended September 30, 2011 and the notes related thereto are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of Graceway Pharma Holding Corp. and Subsidiaries as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 and the notes related thereto.

99.2	Unaudited condensed consolidated financial statements of Graceway Pharma Holding Corp. and Subsidiaries as of September 30, 2011 and December 31, 2010 and for the interim periods ended September 30, 2011 and 2010 and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information of the Company and Graceway Pharma Holding Corp. and Subsidiaries for the year ended December 31, 2010 and as of and for the nine months ended September 30, 2011 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2012	MEDICIS PHARMACEUTICAL CORPORATION

	By:	/s/ Seth L. Rodner
Seth L. Rodner
Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of Graceway Pharma Holding Corp. and Subsidiaries as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 and the notes related thereto.

99.2	Unaudited condensed consolidated financial statements of Graceway Pharma Holding Corp. and Subsidiaries as of September 30, 2011 and December 31, 2010 and for the interim periods ended September 30, 2011 and 2010 and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information of the Company and Graceway Pharma Holding Corp. and Subsidiaries for the year ended December 31, 2010 and as of and for the nine months ended September 30, 2011 and the notes related thereto.